Exhibit 99.2

 Transformative immunomodulating medicines for patients  January 2026  1

 2  Forward Looking Statements  This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “may”, “will”, “believe”, “expect”, “plan”, “anticipate”, “estimate”, “expect”, “continue” and similar expressions (as well as other words or expressions referencing future events or circumstances) are intended to identify forward-looking statements. All statements, other than statements of historical facts, included in this presentation are forward-looking statements. These statements include, but are not limited to, Immunocore’s capabilities across oncology, autoimmune and infectious disease therapeutic areas and its ability to advance its clinical and pre-clinical pipeline; the estimated market size and patient population for KIMMTRAK and Immunocore’s other product candidates; the growth opportunities for KIMMTRAK, including HLA-A02+ melanoma, cutaneous melanoma and adjuvant uveal melanoma; expected submission of investigational new drug applications or clinical trial applications; the potential regulatory approval, expected clinical benefits and availability of Immunocore’s product candidates; the commercial performance of KIMMTRAK, including Immunocore’s expectations of moderate revenue growth in 2026; the potential benefits and advantages that KIMMTRAK, brenetafusp and Immunocore’s other product candidates will provide for patients, alone or in combination with other therapies; expectations regarding the design, progress, timing, enrollment, scope, expansion, funding, and results of Immunocore’s existing and planned clinical trials, those of Immunocore’s collaboration partners or the combined clinical trials with Immunocore’s collaboration partners; the timing and sufficiency of clinical trial outcomes to support potential approval of any of Immunocore’s product candidates or those of, or combined with, its collaboration partners; expected commercial and clinical milestones and Immunocore’s ability to achieve those milestones on their expected timeline, or at all; the value of Immunocore’s products and product candidates for patients and shareholders; Immunocore’s strategic priorities for 2026 and potential growth opportunities and trends, including in connection with product launches; and the preliminary unaudited cash position of Immunocore as of December 31, 2025. Any forward-looking statements are based on management’s current expectations and beliefs of future events and are subject to a number of risks and uncertainties that could cause actual events or results to differ materially and adversely from those set forth in or implied by such forward-looking statements, many of which are beyond Immunocore’s control. These risks and uncertainties include, but are not limited to, the impact of worsening macroeconomic conditions on Immunocore’s business, financial position, strategy and anticipated milestones, including Immunocore’s ability to conduct ongoing and planned clinical trials; Immunocore’s ability to obtain a clinical supply of current or future product candidates or commercial supply of KIMMTRAK or any future approved products; Immunocore’s ability to obtain and maintain regulatory approval of its product candidates, including KIMMTRAK; Immunocore’s ability and plans in continuing to establish and expand a commercial infrastructure and to successfully launch, market and sell KIMMTRAK and any future approved products; Immunocore’s ability to successfully expand the approved indications for KIMMTRAK or obtain marketing approval for KIMMTRAK in additional geographies in the future; the delay of any current or planned clinical trials, whether due to patient enrollment delays or otherwise; Immunocore’s ability to successfully demonstrate the safety and efficacy of its product candidates and gain approval of its product candidates on a timely basis, if at all; competition with respect to market opportunities; unexpected safety or efficacy data observed during preclinical studies or clinical trials; actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials or future regulatory approval; Immunocore’s need for and ability to obtain additional funding, on favorable terms or at all, including as a result of worsening macroeconomic conditions, including changes inflation and interest rates and unfavorable general market conditions, and the impacts thereon of the war in Ukraine, the conflict in the Middle East, and global geopolitical tension; Immunocore’s ability to obtain, maintain and enforce intellectual property protection for KIMMTRAK or any product candidates it or its collaborators are developing; and the success of Immunocore’s current and future collaborations, partnerships or licensing arrangements. These and other risks and uncertainties are described in greater detail in the section titled "Risk Factors" in Immunocore’s filings with the Securities and Exchange Commission, including Immunocore’s most recent Annual Report on Form 10-K for the year ended December 31, 2024 filed with the Securities and Exchange Commission on February 26, 2025, as well as discussions of potential risks, uncertainties, and other important factors in Immunocore’s subsequent filings with the Securities and Exchange Commission.   All forward-looking statements contained in this presentation speak only as of the date on which they were made and should not be relied upon as representing its views as of any subsequent date. Except to the extent required by law, Immunocore undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.   In addition, as the reported cash, cash equivalents and marketable securities in this presentation are preliminary, have not been audited and are subject to change pending completion of Immunocore’s audited financial statements for the year ended December 31, 2025, it is possible that Immunocore or its independent registered public accounting firm may identify items that require Immunocore to make adjustments to the amount included in this release, and such changes could be material. Additional information and disclosures would also be required for a more complete understanding of Immunocore’s financial position and results of operations as of December 31, 2025.  Certain information contained in this presentation relates to or is based on studies, publications, surveys, and other data obtained from third party sources and Immunocore’s own internal estimates and research. While Immunocore believes these third party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy, or completeness of, any information obtained from third party sources.   KIMMTRAK is a trademark owned or licensed to Immunocore.

 3  Harnessing the immune system to fight disease with targeted, off-the-shelf, bispecific, soluble T cell receptors (TCRs)  TCR therapeutics can target >90% of the human proteome  ImmTAX  Targeting >90% Proteome

 4  Platform candidates and capabilities across 3 therapeutic areas  Activation of the immune system  Downmodulation of the immune system  Infectious diseases  Autoimmune diseases  ImmTAC therapies  ImmTAV therapies  ImmTAAI therapies  Oncology

Leading bispecific TCR pipeline

	Candidate	Target (HLA type)	Indication		Pre IND	Phase 1	Phase 2	Phase 3	Approved
Oncology	KIMMTRAK	gp100-A02	Uveal (ocular) melanoma						
			Adjuvant uveal (ocular) melanoma		ATOM sponsored by EORTC				
			2L+ advanced cutaneous melanoma		TEBE-AM				
	PRAME Programs	Brenetafusp (PRAME-A02)	1L advanced cutaneous melanoma		PRISM-MEL-301				
			Combos	Ovarian, NSCLC[1]					
				Additional solid tumors					
		IMC-P115C (PRAME-A02-HLE)		Multiple solid tumors					
	IMC-R117C	PIWIL1-A02	Colorectal and GI cancers						
ID*	IMC-M113V	Gag-A02	Human Immunodeficiency Virus (HIV)						
Autoimmune	IMC-S118AI	PPI x PD1-A02	Type 1 Diabetes						
	IMC-U120AI	CD1a x PD1 (non-HLA restricted)[2]	Atopic Dermatitis						

[1] NSCLC = Non-small cell lung cancer [2] Program is not HLA restricted (i.e. universal for all populations). *ID = Infectious diseases

5

IMMUNOCORE

 Maximizing potential of KIMMTRAK® in HLA‑A02+ melanoma  6

KIMMTRAK is the global standard of care in 1L mUM[1]

Expect continued commercial excellence in 5th year of launch | Moderating revenue growth in 2026

14 consecutive quarters of growth



Q4
(TBA)
FY22
FY23
FY24
1Q-3Q25

≥70%

penetration in all major launched markets[2]

~14 mo.

Duration of treatment[3]



NDC 80446-401-01
Rx Only
KIMMTRAK
(tebentafusp-tebn)
Injection
100 mcg/0.5 mL
For Intravenous Infusion After Dilution.
Single-dose vial.
Discard unused portion.
IMMUNOCORE

Demonstrating Long Term OS Benefit

1 in 4

patients alive at 3 years (27% vs. 18% for IC)[4]

Median OS of 28 months

Most recent real-world data (150 pts)[5]

5-yr OS data expected in first half of 2026

[1] For HLA-A*02:01-positive patients with 1L mUM treated with systemic therapies across majority of launched markets, including US and EUR5, [2] Company estimate of market penetration (HLA testing x market share), [3] Company estimates, [4] Hassel, et. al. *New England Journal of Medicine (NEJM)* 2023;389:2256-2266, [5] Rodrigues, et. al, *ESMO IO 2025* (164P) IC = Investigator's choice

7

IMMUNOCORE

KIMMTRAK active in cutaneous melanoma (CM)

Phase 1/2 study of KIMMTRAK + checkpoints in CM patients who progressed on prior anti-PD1



Dosing frequency
Weekly
Monthly
Remained weekly
BOR:
NE
New Lesion
PD
PR
SD
Durable disease control
Durable response
% Change from Baseline
Time from baseline (months)

Time from prior anti-PD(L)1	1-yr OS	2-yr OS
Remote	75%	22%
Immediately prior	75%	23%
Benchmark	55%	N/A

→ **Time since last dose of prior anti-PD1 does not impact outcome**

60 cutaneous melanoma (all progressed on prior anti-PD1) received KIMMTRAK (tebentafusp) + durvalumab*

Hamid O, *et al.* JITC (2023). Middleton *et al.*, ASCO 2022. Remote = Patients received prior anti-PD1 but it was not most recent therapy prior to enrolment. Immediately prior = anti-PD1 was most recent therapy prior to enrolment. * Patients who received prior anti-PD(L)1 therapy and then received tebentafusp+ durvalumab +/- tremelimumab on Study IMCgp100-201. Included patients relapsed from or refractory to prior anti-PD(L)1.

8

IMMUNOCORE

TEBE-AM: Phase 3 trial in 2L+ cutaneous melanoma


1:1:1 Randomization
Phase 3
Endpoint
R
KIMMTRAK
~180 per arm
KIMMTRAK + anti-PD-1
~180 per arm
Straight to follow up (active control)
~180 per arm
Overall Survival

1H 2026: expected enrollment completion

2L+ cutaneous melanoma market opportunity **up to 4,000 patients***

* Estimated total number of drug treated HLA*02:01 positive patients per year in the US and 5EU (2024).

9

IMMUNOCORE

Opportunity in 2L+ CM for off-the-shelf therapy with OS benefit

	tebentafusp+/-pembrolizumab[1]	Lifileucel[2]	Vusolimogene oderparepvec (RP1)	Other
Status	Ph 3	Accelerated approval	PDUFA 2026	Commonly used
Supporting data	Randomized Ph 3	Single arm Ph 2	Single arm Ph 2	—
Therapy	Biologic, off-the-shelf	Autologous cell therapy	Oncolytic virus	SoC re-treatment Chemotherapy Clinical trials
Route of administration	IV	*Resection → Manuf → Lymph → Admin → IL-2*	Intratumoral injection	IV/oral
Primary endpoint	**OS**	**ORR**	**ORR**	—

[1] KIMMTRAK +/- pembrolizumab: TEBE- AM (IMCgp100-203) study. [2] J Immunother Cancer 2022
Manuf = manufacturing / Lymph = lymphodepletion / Admin = administration / OS = Overall survival / ORR = Overall response rate

10

IMMUNOCORE

 Clinical activity expected to be highest in adjuvant setting with minimal disease burden  1 Piperno-Neumann, et al. AACR Annual Meeting 2021. 2 Sullivan R, et al. Cancer Res (2023) 83 (7_Supplement): 1035. 3 Carvajal, R.D., et al. Nat Med 28, 2364–2373 (2022).  11  Rationale for KIMMTRAK in adjuvant uveal melanoma  In Phase 3 trial, highest clinical activity in tumors with minimal disease burden1  ctDNA reduction in 1st line > 2nd+ line mUM  1st line (N=123)  37% ctDNA clearance2  2nd + line (N=94)  13% ctDNA clearance3  Largest metastatic lesion  PFS Hazard ratio  OS Hazard ratio  M1a (<3.0 cm)  0.68  0.36  M1b (3.1-8.0 cm)  0.74  0.71  M1c (≥8.1 cm)  0.95  0.76

ATOM – Phase 3 KIMMTRAK adjuvant UM trial design

Global trial led by European Organisation for Research and Treatment of Cancer (EORTC)

→ **~290 HLA-A*02:01 patients**

- Within 3 months of definitive treatment of high risk primary uveal (or ocular) melanoma
- No evidence of metastatic disease on imaging



1:1 Randomization
Treatment phase
Follow-up
R
N ~145
N ~145
KIMMTRAK (tebentafusp) (Q1W IV)
Observation
Key endpoints
→ Primary: Relapse-Free Survival (RFS)
→ Secondary: Overall survival
→ Exploratory: ctDNA response
Investigator discretion on subsequent therapy for metastatic disease

Adjuvant uveal melanoma market opportunity **~1,200 patients***

12

* Estimated total number of drug treated HLA-A*02:01 positive 1L cutaneous melanoma patients per year in the US and Europe (2024).

IMMUNOCORE

 up to 6,000* patients  13  * Estimated number of HLA-A*02:01 positive patients per year in the US and Europe. 1 Expected enrolment completion  KIMMTRAK has the potential to benefit up to 6K patients per year  ~1K* patients  Up to 4K*  >1K*  2L+ advanced cutaneous melanoma  <100*  APPROVED in 2022  1Q-3Q 2025 net sales $295M  TEBE-AM Phase 3   20261  ATOM Phase 3   2028+1  Investigator led  Adjuvant uveal melanoma  Rare gp100+ tumors  Metastatic UM

 PRAME portfolio  14

Based on data to date, disease control is hallmark of ImmTAC

KIMMTRAK

late line mUM (IMCgp100-102)



% change in target lesion size from baseline
Time (Months)
★ New lesion

OS benefit in
metastatic uveal melanoma

late line mCM[1] (IMCgp100-201)



Time (Months)
★ New lesion

Ongoing Ph3 study
TEBE AM

Brenetafusp

late line mCM (IMCF106C-101)



% change in target lesion size from baseline
Time (Months)
★ New lesion

Ongoing Ph3 study
PRISM MEL301

late line PROC[2] (IMCF106C-101)



Time (Months)
★ New lesion

Evaluating combos in PROC
and PSOC

Greatest benefit may be in earlier lines of therapy and with combinations

[1] In combination with durvalumab +/- tremelimumab. [2] Platinum resistant ovarian carcinoma

15

IMMUNOCORE

 Brenetafusp in cutaneous melanoma  16

 17  Includes patients receiving target doses ≥20mcg. 1 CRS graded per ASTCT 2019 criteria; all other AE per CTCAE v5.0. 2 Rash is a composite term for a list of skin toxicities of any grade (Nathan et al. 2021). Other G3 treatment-related adverse events (TRAE, in 1 pt each): anemia, chronic inflammatory demyelinating polyneuropathy, fever, hypertension, hypotension, hypoxia, pain in extremity, tumor lysis syndrome, urticaria.  Brenetafusp CM monotherapy was well-tolerated  Incidence of selected TRAEs  Safety profile consistent with previous report; no new signal with continued dosing  Most frequent TRAE was G1/G2 CRS, consistent with mechanism  TRAE frequency and severity attenuated over time  The only G4 TRAEs were lymphocyte decrease (N = 11) / lymphopenia (N = 3), transient and related to mechanism  No severe neutropenia observed  1 TRAE resulted in treatment discontinuation   No treatment-related deaths  TRAE in ≥ 15% of patients (N = 47)  Preferred Term (%)  Any grade  Grade 3/4  Any  43 (92%)  19 (40%)  Cytokine release syndrome1  24 (51%)  -  Rash (composite)2  23 (49%)  1 (2%)  Pyrexia  17 (36%)  1 (2%)  Chills  13 (28%)  -  Lymphocyte decrease  12 (26%)  11 (23%)  Pruritus  11 (23%)  -  Nausea  9 (19%)  -  Fatigue  7 (15%)  -

 18  Brenetafusp CM monotherapy (N = 36 evaluable*)  PRAME positive group for efficacy analysis includes H-score ≥1 and pts with unknown PRAME IHC results. * 36/47 patients had baseline and at least one tumor assessment on treatment; 10 patients had no evaluable post-baseline tumor scans and 1 had non-target lesions only at baseline.  Clinical benefit characterized by durable disease control

 19  Comparison to nivolumab and relatlimab + nivolumab  Note: data for informational purposes, no comparative claims are implied or intended. Nivo: nivolumab. Rela: relatlimab. 1 CM037: NCT01721746, Larkin J, et al. J Clin Onc 2018. 2 RELA020, NCT01968109: D2 Cohort (≥1 anti-PD-(L)1 containing regimen), Ascierto PA, et al. J Clin Onc 2023. 3 RELA047: NCT03470922, Long GV, et al. NEJM 2023. Disease control rate (DCR)  Promising DCR for brenetafusp rationale for 1L Ph3 (nivo + brene)   Prior PD-1  0%  0%  100%  Prior CTLA-4  100%  100%  60%  Ph1/2 Rela-0202  Ph1/2 F106C-101  PRAME Mono  100%  81%  All  36 pts  PRAME (+)  31 pts  2L+  PR/CR  SD  DCR  Nivo  272 pts  Rela + Nivo  163 pts  8%  28%  27%  20%  31%  9%  38%  47%  40%  11%  44%  13%  45%  56%  58%  Chemo  133 pts  Ph2 CM0371  27%  20%  9%  31%  11%  44%  13%  45%  HR=1.0, n.s.  mPFS 3.7m 3.1m 3.2m 3.3m 4.2m   1L  Rela + Nivo  355 pts  49%  60%  Nivo  359 pts  Ph3 Rela-0473  Ph3 PRISM-MEL301  ?  Brene + Nivo  33%  16%  43%  17%   4.6m 10.2m  Brene monotherapy   10%  28%

PRISM-MEL-301: Phase 3 trial in 1L cutaneous melanoma

IDMC selected dose in 4Q 205; Registrational trial currently enrolling patients

Randomization | **Treatment phase** | **Follow-up**

→ **Key inclusion criteria**
- Previously untreated, advanced melanoma
- HLA-A*02:01
- No prospective PRAME testing

→ **Stratification factors**
- AJCC M stage
- Prior anti-PD1 adjuvant therapy
- BRAF V600 status

R

N ~325 → **IMC-F106C (160 mcg) + nivolumab (q4w)**

q1w	q2w	q4w
12 wks	To 1 year	To 2 years

N ~325 → **Nivolumab (q4w) or Nivolumab + relatlimab (q4w)[1]**

Key endpoints
- → Primary: PFS by BICR
- → Secondary: OS, ORR
- → Exploratory: ctDNA

1L market opportunity

~10K HLA-A02+[3]

[1] Use of nivolumab or nivolumab + relatlimab as control will be country specific. [2] Represents target dose after intra-patient escalation. [3] Estimated total number of drug treated HLA-A*02:01 positive 1L cutaneous melanoma patients per year in the US and Europe (2024).
q1w = every week, q2w = biweekly, q4w = every 4 weeks. / IDMC = Independent Data Monitoring Committee

20

IMMUNOCORE

 Brenetafusp in ovarian  21

Brenetafusp, Phase 1 monotherapy & chemo combo, well-tolerated

Treatment related adverse events (TRAE) frequency and severity attenuated over time

	Mono* N = 37		Chemo combo* N = 16	
Preferred Term	**TRAE**	**G3/4 TRAE§**	**TRAE**	**G3/4 TRAE§**
ANY	36 (97%)	7 (19%)	16 (100%)	8 (50%)
CRS‡	21 (57%)	---	12 (75%)	---
Rash§	19 (51%)	1 (3%)	13 (81%)	---
Nausea	14 (38%)	---	4 (25%)	---
Fatigue	13 (35%)	---	6 (38%)	1 (6%)
Vomiting	12 (32%)	---	2 (13%)	---
Pyrexia	11 (30%)	---	9 (56%)	---
ALT increased	4 (11%)	1 (3%)	8 (50%)	3 (19%)
AST increased	2 (5%)	1 (3%)	8 (50%)	2 (13%)
Flushing	1 (3%)	---	4 (25%)	---

Other mono G3 TRAE, each n=1: anemia, diarrhea, neutropenia, pericardial effusion, rash maculo-papular

Other combo G3 TRAE, each n=1: dyspnea, fatigue, neutropenia, presyncope

→ **No TRAE leading to treatment discontinuation or death**

→ **Monotherapy:**

- Most frequent TRAE was G1/G2 CRS
- Of patients who had CRS, vast majority had G1

→ **Combinations:**

- Additional chemo-related AEs were observed and consistent with each agent

BARCELONA 2024 ESMO congress

CRS, cytokine release syndrome; ALT, alanine transaminase; AST, aspartate transaminase. * Includes patients receiving target doses ≥20mcg. § Other mono G3 TRAE, each N=1: anemia, diarrhea, neutropenia, pericardial effusion, rash maculo-popular; other combo G3 TRAE, each N=1: dyspnea, fatigue, neutropenia, presyncope. ‡ CRS graded per ASTCT 2019 criteria; all other AE per CTCAE v5.0. § Rash is a composite term for a list of skin toxicities of any grade (Nathan et al. 2021)

22

IMMUNOCORE

 23  DCR, disease control rate; mPFS, median progression free survival; ORR, overall response rate; OS, overall survival; PR, partial response; SD, stable disease. * 31 of 37 patients had baseline and at least one tumor assessment on treatment; 6 patients not included due to no evaluable post-baseline tumor scans or non-measurable disease at baseline. † Median PFS and 6-month OS rate are based on all 37 monotherapy patients. ‡ 22 of 31 efficacy evaluable patients had progression events; 14 of 22 (64%) were treated beyond initial progression.  Monotherapy benefit characterized by durable disease control  N   DCR  (PR+SD)  ORR  mPFS, mo   (95% CI)†  6-mo OS rate†  Treated beyond progression‡  All mono*  31  58%  6%  3.3 (2.1-4.0)  73%  64%, median 2 mo  Monotherapy (N = 31 evaluable*)  On therapy at Month 18  New lesion Month 12 but  still on therapy thru Month 18

 BOR, best overall response by RECISTv1.1; DCR, disease control rate; ORR, overall response rate; PD, progressive disease; PR, partial response; SD, stable disease. * 31 of 37 mono patients had baseline and at least one tumor assessment on treatment; 6 patients not included due to no evaluable post-baseline tumor scans or non measurable disease at baseline. § 13 of 16 combo patients had baseline and at least one tumor assessment on treatment; 3 patients not included due to no post-baseline tumor scans and one patient not included in waterfall due to missing target lesion size data. ¶ Prior anthracycline was not permitted. ** prior taxane therapy per communication from investigator post data cutoff.  24  Chemotherapy combination may enhance clinical benefit  Chemo increases antigen presenting machinery   Chemo increases antigen presenting machinery

Evaluating brenetafusp in ovarian cancer

Expect to present Phase 1 data in multiple cohorts in 2H 2026

Newly diagnosed ← Recurrent disease →

1L	2L	3L	4L	5L+

Platinum doublet ± maintenance
~16,000 pts[1]

Platinum resistant & refractory (PROC)
2-4L: ~9,000 pts[1]

← **Non-platinum chemo** →
ORR ~10 – 15%
DCR ~50 – 60%
ORR ~<10%
DCR ~40 – 50%

← **ADC (FRα positive)** →
ORR 42%, DCR 80%[2]

Platinum Sensitive (PSOC)
2-4L: ~8,500 pts[1]

← **Platinum ± bevacizumab** | **Maintenance Bev or observe** →
ORR 55 – 80%
DCR 80 – 90%
mPFS ~4-8mo[3]

PROC:
- Initial monotherapy data ESMO 2024
- 2H26: additional non-platinum chemo

2H26 in earlier line PSOC:
- Platinum chemo
- Bevacizumab

[1] Estimated total number of treated HLA*02:01 positive patients per year in the US and 5EU across lines. [2] MIRASOL Ph3 (mirvetuximab) investigator assessed objective response. [3] Estimated mPFS for maintenance portion of treatment only

25

IMMUNOCORE

 26  Translating data between brenetafusp and PRAME-HLE provides path for next steps  1 TiP = Trial in progress  Building our second product franchise  First data led to Phase 3   PRISM-MEL-301 in 1L CM  Brenetafusp Initial Ph 1/2 data  Data in 2026 will guide next steps  Melanoma  Monotherapy & PD-1 combo  Ovarian- PROC  Mono & chemo combination  Ovarian-PROC/PSOC  Chemo & bev. combinations  NSCLC  Mono, chemo & targeted therapy combinations  PRAME HLE  (IMC-P115C)  Initial dose escalation  Melanoma  PRISM-MEL Ph3 TiP1

 Novel ImmTAC candidate for GI cancers from our discovery engine  27

IMC-R117C: First-in-class target PIWIL1 for colorectal & GI cancers

PIWIL1 RNA *in situ* hybridization

Normal colon | Colon adenocarcinoma


PIWIL1
detected

→**25% CRC have broad PIWIL1 expression (75% of tumor cells positive)**

→**PIWIL1 is a negative prognostic marker in multiple cancers, including in CRC[1]**

~20K colorectal + ~15K other tumors[2] patients positive for PIWIL1 and HLA-A02[3]

PIWIL1, piwi-like protein1.
1 CRC: colorectal cancer. 2 Estimated across esophageal, gastric, pancreatic, ovarian, endometroid cancers. 3 Estimated number of metastatic PIWIL and HLA-A*02:01 positive patients per year in G7 (2024).

28

IMMUNOCORE

 Pursuing a functional cure in infectious diseases    29

     Lifelong antiretroviral therapy (ART), including long-acting, not sustainable solution to global pandemic   Over 500K HLA-A02+ people living with HIV (PLWH) in a range of countries are currently on ART*  30  * Estimated number of HLA-A02+ PLWH on anti-retroviral therapy in US, 5EU, Japan, AUS / NZ  A functional cure is key to ending the HIV pandemic  Detection level 50 copies/mL Transmission level 200 copies/mL  Rapid viral rebound (median ~2 weeks) after ART interruption   Time to first rebound   Weeks since ART interruption

 31  Ongoing Phase 1 trial at higher doses to determine safety and anti-viral activity of IMC-M113V1  1 Program is wholly owned. Immunocore retains all development and commercialization rights in the developed world  PLWH: People living with HIV. ART: Anti-retroviral therapy. ATI: analytical treatment interruption.  STRIVE Phase 1 HIV multiple ascending dose enrolling  Key eligibility  PLWH on ART  Initiated ART >3 mo after HIV acquisition  IMC-M113V regimen:  Weekly for 12 weeks  Endpoint  Interpretation  Cell-associated HIV Gag RNA  Active viral transcription  Endpoint  Interpretation  Plasma HIV RNA  Infectious virus  Anti-Retroviral Therapy (ART) interrupted  Step dose (initially 15 mcg)  Target dose (60 - 300 mcg)  Viral rebound (magnitude and kinetics)  Reservoir quantification (blood):  IMC-M113V  ART  ART  ART interruption  Weekly monitoring  Week  1  2  3  4  5  6  7  8  9  10  11  12  36

 32  * ASCTC grading applied; Gr 1 CRS occurred at W3 only in 4/5 participants and W3 & W4 in 1/5 participants; all resolved in < 4 hrs. Treatment-related adverse events (AE) all mild-moderate except 1 x fatigue (severe). 1 participant withdrew after W6 due to relocation away from site  IMC-M113V is well tolerated, with only low grade cytokine release syndrome  Target dose (mcg)  15 / 30 / 60  20 / 40 / 120  20 / 40 / 300   Participants (n)  5  5  6  Cytokine release syndrome*:  Grade 1 (Fever ≥ 38 oC)  Grade ≥ 2 (Fever + hypoxia or hypotension)  0  0  0  0  5  0  Other treatment related AEs:  Headache  Fatigue  Nausea / vomiting  0  1  1  3  2  0  5  3  1  SAE  0  0  0  AE leading to discontinuation  0  0  0

 20 / 40 / 300 mcg  1 no signal detected; 2 in progress  n = 3  20 / 40 / 120 mcg  n = 5  33  HIV Gag CA-RNA and intact HIV DNA quantified from CD4+ cells by DD-PCR using “cross-subtype” primer probe sets (Cassidy et al. iScience. 2021; 11;25:103615)   Significant reduction in cell-associated HIV Gag RNA and trend of reduction in intact HIV DNA after completion of multiple dose schedule   15 / 30 / 60 mcg  n = 5  p = 0.0192*  n = 13  Grouped analysis of 3 dose cohorts; bars show mean + SD.  *Mixed effects analysis   n = 6  Cell-associated HIV Gag RNA  Intact HIV DNA  Evaluation of further participants ongoing

 34  ART re-start criteria: Confirmed CD4 <350 cells/μl | pVL ≥ 103 copies/mL for > 4 weeks (± 7 days) | pVL > 105 copies/mL x 2 visits 7 days apart (± 7 days) | symptoms deemed attributable to ATI | participant choice / physician recommendation | pregnancy  Delayed viral rebound and / or control of viremia at target doses ≥120 mcg  15 / 30 / 60 mcg  20 / 40 / 120 mcg  20 / 40 / 300 mcg  5 evaluable  200 c/ml  ATI extended  103 c/ml  105 c/ml  50 c/ml

 Pioneering tissue-specific immune downmodulation for treatment of autoimmune diseases   35

 36  Our vision for autoimmunity and inflammation landscape: tissue‐specific down modulation of the immune system  Vision for autoimmunity and inflammation landscape  Current  Systemic immune suppression, even if inflammation in single tissue  Future  Down modulation of immune system localized to inflamed tissue  Tissue-tethered targeting of HLA-family of molecules   PD1 agonist suppresses   T cells  Fc fusion   infrequent dosing  ImmTAAI  ImmTAAI candidates & area of focus  IMC-S118AI   (PPI x PD1-A-02)   intended for type 1 diabetes   IMC-U120AI   (CD1a x PD1)   non-HLA restricted candidate for atopic dermatitis

 37  Inhibition of T cell activity only when tethered to target cell  Non-tethered, soluble PD1 agonist  Tethered ImmTAAI  ImmTAAI (nM)  T cell activity (%)  T cell  Target cell  Tethered PD1 agonist brought into T cell synapse – key to inhibiting T cell receptor signaling  ImmTAAI (red fluorescent) concentrates within synapse

Phase 1 trial with IMC-S118AI (PPI x PD1) in type 1 diabetes (T1D)

~50K

HLA-A02+ newly diagnosed T1D patients/yr (US + EU5)[1]

→ IMC-S118AI binds specifically to pre-pro-insulin (PPI) peptide on pancreatic β-cells



β-cell marker
PPI ImmTAAI

→ IMC-S118AI protects β-cells from killing by autoreactive T cells[2]



β-cells alone
β cells + autoreactive T cells
PPI ImmTAAI
No ImmTAAI
β-cell count (normalised to t=0)
1.4
1.2
1.0
0.8
0.6
0
5
10
15
20
25
30
Time (hours)

[1] Estimated annual incidence of HLA-A02 positive newly diagnosed type 1 diabetes in US + EU5. (~50% of T1D patients)
[2] Becker MW, B et al. Inhibition of cell-mediated immunity in type 1 diabetes by beta cell-targeted PD-1 agonists in pancreas tissue slices. bioRxiv [Preprint]. 2025 Oct 22:2025

38

IMMUNOCORE

CD1a and Langerhans cell play key roles in allergic inflammation[1-4]

CD1a expressed on Langerhans cell

Healthy skin

Atopic dermatitis



CD1a stain in skin biopsy

Langerhans cells

- → **Antigen presenting cell in skin and mucosa**
- → **Monitor skin & trigger inflammation**
- → **Present lipid and peptide antigens to activate T cells**

Antigens	Presentation	Polymorphism in humans
Lipids	CD1a	Non-polymorphic (universal)
Peptides	HLA class I/II	Polymorphic (non-universal)

Blocking both lipid presentation (via CD1a) **and peptide presentation** (via HLA I/II) may have therapeutic benefit in atopic dermatitis and potentially other immune pathologies such as psoriasis and allergic asthma

39

[1] Igyarto B *et al.* Immunity 2011. [2] Kim J *et al.* Nat Immunol. 2016. [3] Pan Y *et al.* JEADV 2024. [4] Hardman C.S. *et al.* Nat. Comm. 2022

IMMUNOCORE

IMC-U120AI : Universal (non-HLA restricted) candidate for dermatology

CD1a-tethered PD1 agonist ImmTAAI designed to block T cell activation by lipid and peptides



CD1a targeting domain
PD1 agonist effector
CD1a reactive T cells
Any PD1⁺ T cell
CD1a⁺ Langerhans cell (LC)

CD1a blockade on LC suppresses activation **by lipid antigens**



No. of IFNg producing CD3⁺ T cells
100
90
80
70
60
50
40
30
20
10
0
CD1a-restricted T cell response
CD1a⁻
CD1a⁺
ImmTAAI + CD1a⁺

PD1 agonism on T cells suppresses activation **by peptide antigens**



IL-2 (% of stim cont)
140
120
100
80
60
40
20
0
0.001
0.01
0.1
1
10
100
Test reagent (nM)
CD1a negative APC (IMC-U120AI untethered)
Peresolimab
IMC-U120AI

CD1a mediates the presentation of lipid antigens to T cells while HLA mediates the presentation of peptide antigens to T cells.

40

IMMUNOCORE

 Leading TCR pipeline  41

Upcoming milestones

Registrational and proof of concept readouts throughout 2026

1H 2026	**Tebentafusp:** Complete enrollment in Phase 3 trial (TEBE-AM) **Autoimmune Diseases:** First patient dosed in Phase 1 trial with IMC-S118AI in type 1 diabetes (T1D)
2H 2026	**Tebentafusp:** Earliest window for topline readout in Phase 3 trial (TEBE-AM) – event driven **Brenetafusp:** Data from Phase 1/2 combinations in ovarian; including platinum-sensitive ovarian cancer **Brenetafusp:** Data from Phase 1/2 monotherapy and combinations in NSCLC **PRAME-A02-HLE:** Initial data from Phase 1 trial in multiple solid tumors **Infectious Diseases:** Data from Phase 1 HIV trial **Autoimmune Diseases:** IND/CTA for CD1a x PD1 (non-HLA restricted) trial in atopic dermatitis
2027+ Milestones	**Complete registrational trials:** • PRISM-MEL-301 • ATOM **Additional programs – PIWIL1, T1D, atopic dermatitis**

$864M preliminary & unaudited year end cash position[1]

42

1 Consists of cash, cash equivalents and marketable securities. This amount is subject to change pending completion of the audited financial statements for the year ended December 31, 2025.

IMMUNOCORE

Thank you  43